Other Assets and Note Receivables (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Accounts Notes And Loans Receivable
Borrowings Available Under Notes Receivable	$ 200,000
Notes Receivable Cash Interest Rate	10.75%
Notes Receivable PIK Interest Rate	11.75%
Notes Receivable Net Payment	165,542
Notes Receivable Balance	170,000
Notes Receivable Interest Income	$ 3,097